Exhibit 99.1

EXECUTIVE TRANSITION AGREEMENT

This Executive Transition Agreement ("Agreement") is entered into by and between David King ("Mr. King") and Gary Westerlage ("Mr. Westerlage") (together, with Mr. King, the "Parties") as of the date it is fully executed by the Parties (the "Effective Date").

SECTION 1 – RECITALS

1.01           Whereas, Mr. King is the sole member and Chairman of the Board of Directors of Water Now, Inc., a publicly traded company organized and existing under the laws of the State of Texas (the "Company").

1.02           Whereas, Mr. King is the Chief Executive Officer of the Company.

1.03           Whereas, Mr. King desires to resign from the Board of Directors of the Company, resign as Chief Executive Officer of the Company, and provide for an orderly transition of the Company's management to Mr. Westerlage.

1.04           Whereas, Mr. Westerlage desires to assume management of the Company from Mr. King.

NOW, THEREFORE, in consideration of the following terms and conditions, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

SECTION 2 – TRANSITION OBLIGATIONS

2.01           Board Resolution: Within three (3) days from the Effective Date, Mr. King shall execute the Board Resolution attached to this Agreement as Exhibit 1 (the "Board Resolution"), increasing the total number of directors for the Company to two (2) directors and appointing Mr. Westerlage to fill the vacant director position pursuant to the bylaws of the Company.

2.02           Irrevocable Proxy: Within three (3) days from the Effective Date, Mr. King shall execute the Shareholder's Voting Agreement and Irrevocable Proxy attached to this Agreement as Exhibit 2 (the "Shareholder's Voting Agreement and Irrevocable Proxy"), granting Steve Grider an irrevocable proxy to vote all of Mr. King's shares with respect to any and all matters concerning a shareholder vote.

2.03           Resignation: Within one (1) day from the date Mr. King executes the Board Resolution, Mr. King shall resign from (i) his position as Chairman of the Board, (ii) his position as a member of the Board of Directors, and (iii) his position as Chief Executive Officer of the Company (the "Resignation"). For the avoidance of doubt, Mr. King's Resignation shall be a complete resignation from any and all positions with the Company, whether as an employee or independent contractor of the Company.

2.04           Acceptance of Resignation: Mr. Westerlage agrees to accept Mr. King's Resignation in writing within one (1) day from the date it is received by Mr. Westerlage.

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2.05           Severance Agreement: Within three (3) days from the date Mr. Westerlage accepts Mr. King's Resignation, Mr. Westerlage and Mr. King will finalize and execute the Severance Agreement attached to this Agreement as Exhibit 3 (the "Severance Agreement").

2.06           Transaction Documents: The Board Resolution, the Shareholder's Voting Agreement and Irrevocable Proxy, and the Severance Agreement are collectively referred to herein as the "Transaction Documents".

SECTION 3 – REPRESENTATIONS AND WARRANTIES

3.01          Representations and Warranties of Mr. King: Mr. King represents and warrants to Mr. Westerlage as follows and acknowledges that Mr. Westerlage is relying upon these representations and warranties in entering into this Agreement:

a.	Mr. King has provided Mr. Westerlage with a complete and accurate ledger of all outstanding debt of the Company (the "Debt Ledger"). To Mr. King’s knowledge, the Debt Ledger has been prepared in a manner that accurately reports all debt obligations of the Company and identifies all creditors of the Company.

b.	Mr. King has the necessary power, authority, and right to enter into this Agreement and the Transaction Documents, to carry out all obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.

c.	Mr. King has not entered into any other contract, commitment, option, or any other agreement of any kind whatsoever with any other person that would prevent him from fully complying with this Agreement or the Transaction Documents.

d.	The execution and delivery of this Agreement and the Transaction Documents, the performance by Mr. King of his obligations hereunder and thereunder, and the consummation by Mr. King of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate and/or board action of the Company.

e.	This Agreement and the Transaction Documents constitute legal, valid, and binding obligations of Mr. King enforceable against Mr. King in accordance with their respective terms.

f.	To Mr. King’s knowledge, the execution, delivery, and performance by Mr. King of this Agreement and the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (1) violate or conflict with any provision of the certificate of formation, bylaws, or other governing documents of the Company; (2) violate or conflict with any provision of any statute, law, ordinance, regulation, rule, code, constitution, treaty, common law, other requirement, or rule of law of any governmental authority or any order, writ, judgment, injunction, decree, stipulation, determination, penalty, or award entered by or with any governmental authority applicable to Mr. King or the Company; (3) require the consent, notice, declaration, or filing with or other action by any individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association, or other

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entity or require any permit, license, or Governmental Order; (4) violate or conflict with, result in the acceleration of, or create in any party the right to accelerate, terminate, modify, or cancel any contract to which the Company is a party; or (5) result in the creation or imposition of any charge, claim, pledge, equitable interest, lien, security interest, restriction of any kind, or other encumbrance of any assets of the Company.

3.02          Representations and Warranties of Mr. Westerlage: Mr. Westerlage represents and warrants to Mr. King as follows and acknowledges that Mr. King is relying upon these representations and warranties in entering into this Agreement:

a.	Mr. Westerlage has the necessary power, authority, and right to enter into this Agreement and the Transaction Documents to which he is a party, to carry out all obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.

b.	Mr. Westerlage has not entered into any other contract, commitment, option, or any other agreement with any other person that would prevent him from fully complying with this Agreement or the Transaction Documents to which he is a party.

c.	This Agreement and the Transaction Documents to which Mr. Westerlage is a party constitute legal, valid, and binding obligations of Mr. Westerlage enforceable against Mr. Westerlage in accordance with their respective terms.

SECTION 4 – OTHER MATTERS

4.01          Assignment: The benefits and obligations of this Agreement are unique to the Parties and are not assignable.

4.02          Effective Date: This Agreement shall be effective and binding as of the date it is fully executed by all Parties.

4.03          No Admission of Liability: The Parties agree this Agreement shall not be construed as an admission of liability by any person or entity.

4.04          Jointly Drafted: The attorneys for each of the Parties have prepared and approved this Agreement and no provision of this Agreement shall be construed against any party because that party or its counsel drafted or assisted in the drafting of the provision. The Parties have relied solely on the legal advice of their respective counsel in effecting this Agreement. The Parties enter into this Agreement on their own voluntary will and accord. This Agreement and all of its terms shall be construed equally as to all Parties.

4.05          No Waiver: The waiver by any party hereto of any breach of any provision of this Agreement shall not constitute or operate as a waiver of any breach of any other provision hereof, nor shall any failure to enforce any provisions hereof operate as a waiver at such time or at any future time of such provision or of any other provision hereof.

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4.06          Severability: If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid, or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated thereby, and, in lieu of such illegal, invalid, or unenforceable provisions, there may be added (by judicial reformation) a provision as similar in terms to such illegal, invalid, or unenforceable provisions as may be possible and be legal, valid, and enforceable.

4.07          Notices: All notices required by this Agreement shall be sent by certified mail, return receipt requested and e-mail (or such other method to ensure same-day delivery), as follows:

If to Mr. King:

Matthew C. Lipton The Lipton Law Firm

3824 Cedar Springs Rd #801-5596

Dallas, Texas 75219

Email: matt@theliptonlawfirm.com

If to Mr. Westerlage:

Austin Champion Champion LLP

2200 Ross Avenue, Suite 4500W Dallas, Texas 75201

Fax: 214-225-8881

Email: austin.champion@championllp.com

4.08          Sole and Complete Agreement: This Agreement constitutes the final, sole, and entire Agreement between the Parties hereto with respect to subject matter contained herein and shall supersede any prior agreement, either oral or written, by or between the Parties regarding the subject matter of this Agreement. No term or provision of this Agreement may be varied, changed, modified, waived, discharged, or terminated except by an instrument in writing signed by all parties.

4.09          Execution in Counterparts and Electronic Signatures: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original for all purposes. Electronic signatures shall be given the same force and effect as handwritten signatures.

4.10           Binding Agreement: The Parties agree that this Agreement is binding and irrevocable.

4.11          Attorneys' Fees: In any action to enforce the terms of this Agreement, the prevailing party may recover its reasonable and necessary attorneys' fees, costs, and expenses associated with such action. The Parties shall each bear their own costs, legal fees, disbursements, and related expenses arising out of the Lawsuit.

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4.12          Choice of Law and Forum Selection: This Agreement shall be construed and enforced in accordance with the laws of the State of Texas without regard to conflicts of law, and the Parties agree to the exclusive jurisdiction of the state or federal courts of Dallas County, Texas for the enforcement of, and to determine any disputes arising out of or relating to this Agreement.

[SIGNATURE PAGE FOLLOWS]

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AGREED AND ACCEPTED:

DAVID KING

By:	/s/ David King

Dated:	April 1, 2022

GARY WESTERLAGE

By:	/s/ Gary Westerlage

Dated:	April 1, 2022

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EXHIBIT 1

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UNANIMOUS WRITTEN CONSENT OF DIRECTORS

IN LIEU OF A SPECIAL MEETING OF THE BOARD OF DIRECTORS

OF

WATER NOW, INC.

The undersigned, being all of the directors of Water Now, Inc. (the "Corporation"), a Texas business corporation, do hereby consent to the adoption of the following resolutions by written consent, without a meeting of the Board of Directors of the Corporation:

1)	INCREASE IN SIZE OF BOARD; APPOINTMENT OF ADDITIONAL DIRECTOR.

WHEREAS, Article III, Section 2(a), of the Bylaws of the Corporation provides that the authorized number of directors of the Corporation may be established by a duly adopted resolution of the Board of Directors; and

WHEREAS, the Board of Directors desires to increase the number of directors from one (1) to two (2);

NOW, THEREFORE, BE IT RESOLVED, that the number of authorized directors be, and hereby is, increased from one (1) to two (2); and be it

RESOLVED FURTHER, that effective as of the date hereof, Gary Westerlage be and hereby is, elected to fill the vacancy on the Board created as a result of the increase in the authorized number of directors approved above; and be it

2)	APPOINTMENT OF CHIEF EXECUTIVE OFFICER.

RESOLVED FURTHER, that Gary Westerlage be appointed as the Corporation’s Chief Executive Officer, to serve until his successor shall be duly elected, unless he resigns, is removed from office or is otherwise disqualified from serving as an officer of the Corporation, to take this office immediately upon such appointment; and be it

RESOLVED FURTHER, that the officers of the Corporation are, and each acting alone is, hereby authorized to do and perform any and all such acts, including execution of any and all documents and certificates, as said officers shall deem necessary or advisable, to carry out the purposes of the foregoing resolutions; and be it

RESOLVED FURTHER, that any actions taken by such officers prior to the date of the foregoing resolutions adopted hereby that are within the authority conferred thereby are hereby ratified, confirmed and approved as the acts and deeds of this corporation. This written consent shall be filed in the Minute Book of the Corporation and become a part of the records of the Corporation.

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IN WITNESS WHEREOF, the undersigned has executed this Unanimous Written Consent as of the 1st day of April, 2022.

/s/ David King
David King

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EXHIBIT 2

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IRREVOCABLE PROXY

This Irrevocable Proxy Agreement (the “Agreement”) is entered into by David King, an Individual (“Stockholder”) and Steve Grider, an individual (the “Holder”), the undersigned agrees as follows:

1. Grant of Irrevocable Proxy.

(a)   The undersigned Stockholder with respect to all of the shares (the “Shares”) of Water Now, Inc. , (the “Company”) and its subsidiaries and affiliates owned by the Stockholder hereby grants to Holder an irrevocable proxy to vote the Shares in any manner that the Holder may determine in his sole and absolute discretion to be in the Holder’s own best interest, all of the Shares with respect to which the Stockholder has voting power at the date hereof at any meeting of stockholders of the Company or action by written consent with respect to any matter or the transactions contemplated thereby.

(b)    Because of this interest in the Shares, the Holder shall have no duty, liability and obligation whatsoever to the Stockholder arising out of the exercise by the Holder of the foregoing irrevocable proxy. The Stockholder expressly acknowledges and agrees that (i) the Stockholder will not impede the exercise of the Holder’s rights under the irrevocable proxy and (ii) the Stockholder waives and relinquishes any claim, right or action the Stockholder might have, as a stockholder of the Company or otherwise, against the Holder or any of his affiliates in connection with any exercise of the irrevocable proxy granted hereunder.

2.  Legend. The Stockholder agrees to permit an appropriate legend on certificates evidencing the Shares reflecting the grant of the irrevocable proxy contained in the foregoing Section 1.

3.   Representations and Warranties. The Stockholder represents and warrants to the Holder as follows:

(a)  The Stockholder has all the necessary rights, power and authority to execute, deliver and perform his obligations under this Irrevocable Proxy. This Irrevocable Proxy has been duly executed and delivered by the Stockholder and constitutes his legal and valid obligation enforceable against the Stockholder in accordance with its terms.

(b)   The Stockholder is the record owner of the Shares listed under his name on Appendix A and the Stockholder has plenary voting and dispositive power with respect to such Shares; the Stockholder owns no other shares of the capital stock of the Company; there are no proxies, voting trusts or other agreements or understandings to which such Stockholder is a party or bound by and which expressly require that any of the Shares be voted in any specific manner other than this Irrevocable Proxy; and such Stockholder has not entered into any agreement or arrangement inconsistent with this Irrevocable Proxy.

4.  Equitable Remedies. The Stockholder acknowledges that irreparable damage could result if this Irrevocable Proxy is not specifically enforced and that, therefore, the rights and obligations of the Holder may seek a decree of specific performance issued by a court of competent

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jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, not be exclusive and shall be in addition to any other remedies which the Holder may otherwise have available.

/s/ David King
David King

/s/ Steve Grider
Steve Grider

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APPENDIX A

Certificate Number	Number of Shares
David King
[__]	[6,936,650]

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EXHIBIT 3

CONFIDENTIAL SEPARATION AND RELEASE AGREEMENT

THIS CONFIDENTIAL SEPARATION AND RELEASE AGREEMENT (“Agreement”) is

entered into by and between David King (“Employee”) and Water Now, Inc. and its subsidiaries and affiliates (collectively, “Company”) (Employee and Company are individually referred to as a “Party” and collectively referred to as the “Parties”) as of the date it is fully executed by the Parties.

DEFINITIONS

As used in this Confidential Separation and Release Agreement, the following terms shall be defined as follows:

A.	The term “Employee” shall mean David King, his heirs, successors, assigns, executors, administrators, agents, representatives and anyone else claiming by, through or under him.

B.	The Term “Company” shall mean Water Now, Inc. and its officers, directors, shareholders, parent companies, affiliates, and subsidiaries, including HydraSpin USA Inc., and their partners, agents, employees, servants, representatives, attorneys, affiliate companies, insurer, and any other person, firm, or corporation in privity with them. For purposes of this Agreement, the term Company does not include David King.

RECITALS

WHEREAS, Employee was employed by Company as Chief Executive Officer from June 20, 2017, through the Separation Date (as defined below);

WHEREAS, Company desires to make special provisions for Employee in connection with Employee’s separation from employment; and

WHEREAS, the Parties desire and agree to settle fully and finally all differences between them, including but not limited to all disputes relating in any way to Employee’s employment or separation from employment with Company.

NOW, THEREFORE, in consideration of the covenants and mutual promises and agreements herein, and other valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

SECTION 1. SEPARATION FROM EMPLOYMENT

1.01          Separation From Employment. Employee’s employment with Company will cease on March 30, 2022, (the “Separation Date”). Employee will not thereafter be reemployed by, apply for, or otherwise seek employment with Company without the advance written consent of the Chief Executive Officer of Company. Except as specifically provided in this Agreement, Employee will neither accrue nor receive from Company further compensation, commissions,

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bonuses, paid time off, length of service awards, or other remuneration or benefits after the Separation Date.

1.02          References. Employee must direct any prospective employer to contact Company for bona fide reference requests or employment verifications concerning Employee. If contacted by a prospective employer, the Company will provide only Employee’s dates of employment and last position held while employed by Company. Company will provide additional information to prospective employers upon receipt of a full written release from Employee.

1.03          Unemployment. Company will respond to requests for information received from the Texas Workforce Commission (“TWC”) in connection with any unemployment claim filed by Employee. Notwithstanding the foregoing, Employee acknowledges and agrees that he is separating from Company on his own accord and not as a result of any active or constructive termination by the Company.

SECTION 2. CONSIDERATION

2.01          Final Compensation and Benefits. Whether or not Employee signs this Agreement, Company will: (a) pay Employee for any earned compensation through the Separation Date, less required deductions; and (b) pay Employee for any accrued but unused Paid Time Off accrued through the Separation Date. Health, dental, life and disability insurance coverage through Company for Employee and Employee’s dependents, if any, will cease no later than thirty (30) days from the Separation Date. Employee and any qualified beneficiaries may elect to continue health and dental insurance coverage in accordance with COBRA (Consolidated Omnibus Budget Reconciliation Act). All other employment benefits will cease on the Separation Date.

2.02          Additional Compensation. Subject to section 5.13 of this Agreement, if Employee returns a signed copy of the General Release Agreement (defined below in Section 3) to Company on or after the Separation Date and fails to revoke the General Release Agreement within 7 days from the date Company receives the executed General Release Agreement, Employee shall be entitled to the Additional Compensation more fully described in this Section 2.02(a) and 2.02(b)(collectively referred to as the “Additional Compensation”). Subject to Employee fulfilling his obligations in this Agreement, and subject to Section 5.13 of this Agreement, Company shall pay the Additional Compensation as follows:

(a)	Company shall reimburse Employee for outstanding loans Employee has personally made to the company in an amount, in aggregate, not to exceed

$500,000.00 USD, however, such reimbursement obligation shall be subject to and contingent upon receipt of the Company's Debt Ledger (as defined in the Executive Transition Agreement executed between the parties on March 30, 2022, referred to as the “Transition Agreement”) and documentation sufficient to justify any such loans to the company (i.e. promissory notes, loan agreements). Company will pay Employee in a single, lump-sum, non-interest-bearing payment on or before the expiration of 18 months following the Effective Date of this Agreement; and

(b)	On or before the expiration of 120 days from the Effective Date of this Agreement, Company will transfer title to three work trucks identified as follows: (i) 2021 truck

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with VIN 3c6ur5fl0mg523467, (ii) 2021 2500 Limited Crew Cab truck with VIN 3C6-UR5SL6MG-508218, and (iii) 2019 Dodge Ram 2500 with VIN 3C6UR5FL0KG727490 to Employee or his designees so long as Employee removes any liens on the vehicles or otherwise refinances the loans on such vehicles such that he assumes responsibility for making future payments.

2.03          Offsets. Employee acknowledges that the consideration in Paragraph 2.02 above exceeds any pay or benefits to which Employee is entitled under Company’s policies. Any consideration provided by Company to Employee under this Agreement may be discontinued if Employee fails to comply with this Agreement, including all covenants in Section 4 below. In addition, such payments may be offset by the value of any Company property improperly retained by Employee, by damages resulting from any Employee’s improper interference with Company’s financial, accounting, sales, technology and/or communications systems, and by damages resulting from Employee’s failure to comply with this Agreement.

SECTION 3. GENERAL RELEASE, DISCHARGE AND INDEMNIFICATION

3.01          General Release Agreement. As an inducement to Company to agree to the Additional Compensation and as consideration for the Additional Compensation, Employee shall execute the General Release Agreement attached hereto and marked Exhibit A within 21 days of the Separation Date (the “General Release Agreement”). In the event Employee fails to comply with any and all terms of this Agreement, Employee shall not be entitled to the Additional Compensation and shall be required to return any Additional Compensation received pursuant to Section 2.02 of this Agreement immediately upon written demand from Company.

3.02          Release of Unpaid Debt. In exchange for the consideration set forth in this Agreement, Employee releases any and all claims arising out of or relating to any repayment of any monies paid by Employee to or for the benefit of the Company, including any loans or advancements made by Employee to or for the benefit of the Company. Employee acknowledges and agrees that the Company has no additional payment obligations to Employee outside of the obligations imposed by this Agreement. To the extent Employee has loaned money to the Company, Employee hereby acknowledges and agrees that all outstanding amounts owed by Company to Employee are satisfied and released.

SECTION 4. COVENANTS

4.01          No Pre-Existing Agreements. Employee hereby covenants and represents that there are no agreements, written or otherwise, in place between Company and Employee unless otherwise stated herein or in connection with the Transition Agreement. Employee and Company recognize that only Employee is in a position to know whether any agreements between Company and Employee exist and therefore Employee hereby covenants not to sue or bring any claims, disputes, or causes of action against Company in connection with or pursuant to any agreement Employee has failed to disclose and produce written copies of prior to execution of this Agreement.

4.02          Disparaging Remarks. Neither Party nor its agents, representatives and third parties acting on such Party’s behalf will make or cause to be made, directly or indirectly, any disparaging or defamatory remarks, whether written or oral, to any person regarding the other Party or its

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employees, officers or directors, agents, representatives and third parties acting on such Party’s behalf; or such Party’s products or services.

4.03          Future Cooperation. In exchange for the consideration paid to Employee hereunder and as a further material inducement to Company, Employee will reasonably cooperate with and assist Company and the other Released Parties in conjunction with any threatened, pending or subsequently filed lawsuits, claims, charges or disputes against or involving them about which Employee may have pertinent information or which relate to matters that are within the knowledge and/or responsibility of Employee during Employee’s employment with Company. As to matters with the scope of this Paragraph 4.03, Employee will, upon written request, reasonably cooperate with and be available to Company and the other Released Parties (or their agents, attorneys or designees) in conjunction with the investigation of such claims and in conjunction with the preparation and presentation of a defense.

4.04          Indemnification. Company agrees to indemnify, defend, and hold harmless Employee from and against any claims, demands, or actions (collectively, "Claims"), but only on the condition that such Claims are: (i) brought by any current or former investors of the Company; and (ii) do not arise from conduct alleged to be reckless, intentional, that violates any state or federal laws or regulations, or constitutes an alleged breach of fiduciary duties owed to the Company. Notwithstanding any other agreements to the contrary, including the terms of the Company Bylaws, Employee acknowledges and agrees that the foregoing indemnity is the only ongoing indemnity obligation between Employee and Company. Company has no other obligation to indemnify, defend, or hold Employee harmless.

SECTION 5. GENERAL PROVISIONS

5.01           No Admission of Wrongdoing. By entering into this Agreement, Company does not admit, and specifically denies, any violation of law or any other wrongdoing with regard to Employee. By entering into this Agreement, Employee does not admit, and specifically denies, any violation of law or any other wrongdoing with regard to Company.

5.02           Return of Company Information, Materials and Property. Employee will immediately return in satisfactory condition all property of Company, such as employee handbooks, policy and procedure manuals, computer equipment, cellular telephones, beepers, pagers, keys, credit or calling cards, identification cards, access codes or passwords, and computer disks and related software. Employee will also return all trade secrets and confidential information, whether in written, graphic, electronic or other tangible form, to Company, immediately and without demand. Employee will not retain copies, summaries or abstracts of any confidential information of Company.

5.03           No Representations. In executing this Agreement, the parties are not relying upon any oral or written representation, statement or promise (except as specifically set forth herein) by Employee, Company, any other Released Party, or their representatives with regard to the subject matter, basis or effect of this Agreement. Employee represents and warrants that Employee has not violated any provision of this Agreement as of the date of execution.

5.04           Assignment. Employee has not assigned, pledged or transferred to any person or entity any Claim that could be asserted against Company or any other Released Party.

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5.05           Binding Agreement. This Agreement is binding upon and inures to the benefit of Employee, Company, the other Released Parties, and their respective heirs, administrators, representatives, trustees, successors and assigns.

5.06           Integration and Severability. This Agreement and the documents specifically referenced and incorporated herein set forth the entire agreement between the Parties, and fully supersede any and all prior agreements or understandings between them pertaining to the subject matter contained herein. The provisions of this Agreement are severable. If any term of this Agreement is determined by a court to be illegal, invalid, unconscionable or unenforceable, the remaining provisions will remain effective and legally binding, and the illegal, invalid, unconscionable or unenforceable term will be deemed not to be a part of this Agreement. This Agreement survives the termination of any arrangements contained herein.

5.07           Governing Law and Venue. The validity of this Agreement and any of its terms or provisions, as well as the rights and obligations of the Parties, will in all respects be interpreted, enforced and governed in accordance with the laws of the state of Texas. The language of this Agreement will be construed as a whole, according to its fair meaning, and not strictly for or against either party. This Agreement is to be at least partially performed in Dallas, Dallas County, Texas, and, as such, with respect to any disputes, claims, or causes of action between the Parties, jurisdiction and venue shall be proper only with the state or federal courts in Dallas, Dallas County, Texas.

5.08           Waiver. No waiver or inaction by Employee, Company or any other Released Party with respect to breach of any term of this Agreement shall be construed to be a waiver of any subsequent breach of such term or as a waiver of the term itself.

5.09           Amendments. Any modification of this Agreement or additional obligation assumed by any Party in connection with this Agreement is binding only if in writing and signed by Employee and Company.

5.10          Review and Understanding of Agreement. Employee may seek representation and advice from legal counsel of Employee’s choice in connection with this Agreement, and Employee fully understands Employee’s right to discuss any and all aspects of this Agreement with an attorney at Employee’s expense. Employee has read and fully understands the provisions of this Agreement as well as its final and binding effect. Employee is entering into this Agreement voluntarily and without any form of duress or coercion.

5.11          Tax Consequences. Company makes no representations or warranties to Employee regarding the tax consequences of entering, or not entering, into this Agreement, and Company advises Employee to seek Employee’s own tax advice on such matters.

5.12          Expiration of Offer. This Agreement was presented to Employee on March 30, 2022. If Company does not receive from Employee the signed original of the General Release Agreement within 21 days of the Separation Date, any offer implied by its presentation is withdrawn in its entirety at that time and Employee shall be obligated to return, on or before April 20, 2022, any and all Additional Compensation received in accordance with the terms and conditions of Section 2 of this Agreement.

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[SIGNATURE PAGE FOLLOWS]

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 PLEASE READ CAREFULLY. THIS CONFIDENTIAL SEPARATION AGREEMENT AND

RELEASE INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

/s/ David King
David King

SUBSCRIBED AND SWORN TO BEFORE ME on the 1st day of April 2022, to certify which witness my hand and seal office.

/s/ Jodi Cramer
Notary for the State of Texas

EXECUTED on the 1st day of April 2022.

WATER NOW, INC.

By:	/s/ Gary Westerlage
Gary Westerlage

SUBSCRIBED AND SWORN TO BEFORE ME on the 1st day of April 2022, to certify which witness my hand and seal office.

/s/ Brandy Musick
Notary Public for the State of Texas

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EXHIBIT A

EXHIBIT A

GENERAL RELEASE AGREEMENT

THIS GENERAL RELEASE AGREEMENT (“General Release Agreement”) is entered into by and between David King (“Employee”) and Water Now, Inc. and its affiliates and subsidiaries (“Company”) (Employee and Company are individually referred to as a “Party” and collectively referred to as the “Parties”) on March 30, 2022 (the “Effective Date”), as follows:

WHEREAS, Employee was employed by Company as Chief Executive Officer from June 20, 2017, through the Separation Date (as defined in the Confidential Separation and Release Agreement with an Effective Date of March 30, 2022);

WHEREAS, Company desires to make special provisions for Employee in connection with Employee’s separation from employment; and

WHEREAS, the Parties desire and agree to settle fully and finally all differences between them, including but not limited to all disputes relating in any way to Employee’s employment or separation from employment with Company.

NOW, THEREFORE, in consideration of the covenants and mutual promises and agreements herein, and other valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

SECTION 1. GENERAL RELEASE, DISCHARGE, AND INDEMNIFICATION

1.01          General Release. As an inducement to Company to enter this General Release Agreement and subject to receipt of payments set forth in 2.01 and 2.02(a), 2.02(b) of the Confidential Separation and Release Agreement, Employee irrevocably and unconditionally releases, acquits and forever discharges Company and its owners, stockholders, predecessors, successors, assigns, agents, directors, officers, employees, representatives, consultants, insurers, parent companies, divisions, subsidiaries and affiliates (collectively referred to as the “Released Parties”), from all complaints, claims, actions, charges, liabilities, obligations, promises, agreements, damages, demands, losses and expenses (including attorney’s fees and costs actually incurred), of any nature whatsoever, whether known or unknown (the “Claims”), which Employee now has, owns or holds or at anytime heretofore had, owned or held against any of the Released Parties, including but not limited to all Claims related to, arising from, connected in any way with, or directly or indirectly attributable to Employee’s employment with Company and/or Employee’s separation from employment with Company. This release includes, without limitation, Claims for: breach of any express or implied contract; fraud; misrepresentation; breach of the implied covenant of good faith and fair dealing; bad faith; wrongful termination; negligent or intentional infliction of emotional distress; bodily injury; invasion of privacy; defamation; interference with economic relations; termination of employment in violation of public policy; tort claims; and common law claims. This release also applies to any claims based on alleged violation of any federal, state or local statute, regulation, ordinance or constitution including, without limitation: Title VII of the Civil Rights Act of 1964; the Age Discrimination in Employment Act of 1967; Executive Order 11246; the Americans With Disabilities Act of 1990; the Equal Pay Act of 1963; the Civil Rights Act of 1991; the Rehabilitation Act; The Family and Medical Leave Act of 1993; the Worker Adjustment Retraining And Notification Act (WARN); any claim for benefits of any kind, including any claims arising under the Employee Retirement Income Security Act of 1974; the

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Genetic Information and Discrimination Act; the Texas Labor Code; the Texas Commission on Human Rights Act; and any other federal, state or local laws of any jurisdiction.

1.02          Covenant Not to Sue and Indemnification. Subject to receipt of payments set forth in 2.01 and 2.02(a), 2.02(b) of the Confidential Separation and Release Agreement, Employee specifically covenants and agrees that Employee will not initiate, or cause to be initiated, any action or cause of action against Company or any other Released Parties in the future asserting any Claim covered by the release in Paragraph 1.01 above. Employee will indemnify Company and all other Released Parties for: (i) any additional sum of money that any of them may hereafter be compelled to pay Employee; and (ii) any of Company’s or other Released Parties’ attorney’s fees, costs, and expenses associated therewith, on account of Employee bringing or allowing to be brought on Employee’s behalf any legal action based directly or indirectly upon the claims covered by the release. Nothing in this General Release Agreement prohibits Employee from filing a charge of discrimination with the U.S. Equal Employment Opportunity Commission (“EEOC”), provided that Employee agrees to waive any relief with respect to any such charge; or participating in an investigation or proceeding conducted by the EEOC, the Securities and Exchange Commission, or other federal regulatory or administrative agency.

SECTION 2. COVENANTS

2.01          No Pre-Existing Agreements. Employee hereby covenants and represents that there are no agreements, written or otherwise, in place between Company and Employee unless otherwise stated herein or in connection with the Transition Agreement. Employee and Company recognize that only Employee is in a position to know whether any agreements between Company and Employee exist and therefore Employee hereby covenants not to sue or bring any claims, disputes, or causes of action against Company in connection with or pursuant to any agreement Employee has failed to disclose and produce written copies of prior to execution of this Agreement.

2.02          Disparaging Remarks. Neither Party will make or cause to be made, directly or indirectly, any disparaging or defamatory remarks, whether written or oral, to any person regarding the other Party; or its employees, officers, agents, representatives, directors, and/or third parties acting on such Party’s behalf; or its products or services. Neither Party will direct any agents, representatives and/or third parties acting on such Party’s behalf to make, directly or indirectly, any disparaging or defamatory remarks, whether written or oral, to any person regarding the other Party or its employees, officers, directors, agents, representatives, or directors, and/or third parties acting on such Party’s behalf; or its products or services.

2.03          Future Cooperation. In exchange for the consideration paid to Employee pursuant to the Confidential Separation and Release Agreement and as a further material inducement to Company, Employee will reasonably cooperate with and assist Company and the other Released Parties in conjunction with any threatened, pending or subsequently filed lawsuits, claims, charges or disputes against or involving them about which Employee may have pertinent information or which relate to matters that are within the knowledge and/or responsibility of Employee during Employee’s employment with Company. As to matters within the scope of this Paragraph 2.03, Employee will, upon request, reasonably cooperate with and be available to Company and the other Released Parties (or their agents, attorneys or designees) in conjunction with the investigation of such claims and in conjunction with the preparation and presentation of a defense.

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SECTION 3. CONSIDERATION

3.01 Final Compensation Paid in Full. Employee hereby acknowledges that the Final Compensation and Benefits in Section 2.01 of the Confidential Separation and Release Agreement with an Effective Date of March 30, 2022 have been paid in full.

SECTION 4. GENERAL PROVISIONS

4.01           No Admission of Wrongdoing. By entering into this General Release Agreement, Company does not admit, and specifically denies, any violation of law or any other wrongdoing with regard to Employee. By entering into this General Release Agreement, Employee does not admit, and specifically denies, any violation of law or any other wrongdoing with regard to Company.

4.02           Return of Company Information, Materials and Property. Employee will immediately return to the Company in satisfactory condition all property of Company, such as employee handbooks, policy and procedure manuals, computer equipment, cellular telephones, beepers, pagers, keys, credit or calling cards, identification cards, access codes or passwords, and computer disks and related software. Employee will also return all trade secrets and confidential information, whether in written, graphic, electronic or other tangible form, to Company, immediately and without demand. Employee will not retain copies, summaries or abstracts of any confidential information of Company.

4.03           No Representations. In executing this General Release Agreement, Employee is not relying upon any oral or written representation, statement or promise (except as specifically set forth herein) by Company, any other Released Party, or their representatives with regard to the subject matter, basis or effect of this General Release Agreement. Employee represents and warrants that Employee has not violated any provision of this General Release Agreement as of the date of execution.

4.04           Assignment. Employee has not assigned, pledged or transferred to any person or entity any Claim that could be asserted against Company or any other Released Party.

4.05           Binding Agreement. This General Release Agreement is binding upon and inures to the benefit of Employee, Company, the other Released Parties, and their respective heirs, administrators, representatives, trustees, successors and assigns.

4.06           Integration and Severability. This General Release Agreement and the documents specifically referenced and incorporated herein set forth the entire General Release agreement between the Parties, and fully supersede any and all prior agreements or understandings between them pertaining to the subject matter contained herein. The provisions of this General Release Agreement are severable. If any term of this General Release Agreement is determined by a court to be illegal, invalid, unconscionable or unenforceable, the remaining provisions will remain effective and legally binding, and the illegal, invalid, unconscionable or unenforceable term will be deemed not to be a part of this General Release Agreement. This General Release Agreement survives the termination of any arrangements contained herein.

4.07           Governing Law and Venue. The validity of this General Release Agreement and any of its terms or provisions, as well as the rights and obligations of the Parties, will in all respects be interpreted, enforced and governed in accordance with the laws of the state of Texas. The language of this General Release Agreement will be construed as a whole, according to its fair meaning, and not strictly for or against either party. This General Release Agreement is to be at least partially performed in Dallas, Dallas County, Texas, and, as such, with respect to any disputes, claims, or

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causes of action between the Parties, jurisdiction and venue shall be proper only with the state or federal courts in Dallas, Dallas County, Texas.

4.08           Waiver. No waiver or inaction by Employee, Company or any other Released Party with respect to breach of any term of this General Release Agreement shall be construed to be a waiver of any subsequent breach of such term or as a waiver of the term itself.

4.09           Amendments. Any modification of this General Release Agreement or additional obligation assumed by any Party in connection with this General Release Agreement is binding only if in writing and signed by Employee and the Chief Executive Officer of Company.

4.10          Review and Understanding of Agreement. Employee may seek representation and advice from legal counsel of Employee’s choice in connection with this General Release Agreement, and Employee fully understands Employee’s right to discuss any and all aspects of this General Release Agreement with an attorney at Employee’s expense. Employee has read and fully understands the provisions of this General Release Agreement as well as its final and binding effect. Employee is entering into this General Release Agreement voluntarily and without any form of duress or coercion.

4.11          Tax Consequences. Company makes no representations or warranties to Employee regarding the tax consequences of entering, or not entering, into this General Release Agreement, and Company advises Employee to seek Employee’s own tax advice on such matters.

4.12          ADEA Waiver and the Older Workers Benefit Protection Act. This Agreement is intended to comply with and be enforceable under the terms of the Older Workers Benefit Protection Act of 1990 and the Age Discrimination in Employment Act of 1967. Employee should consult with an attorney regarding the terms of this Agreement before signing the Agreement. Employee specifically acknowledges and agrees that, prior to signing this Agreement, Employee:

•	Has been given the opportunity, for no less than 21 days, to consider its terms;

•	Has been advised by this writing, and has been given ample opportunity, to consult with an attorney regarding this Agreement;
•	Has carefully read and fully understands all of the provisions of the Agreement;

•	Knowingly and voluntarily agrees to all of the terms set forth in the Agreement, and agrees to be legally bound by those terms;

•	Is, through this Agreement, releasing Company and Released Parties from any and all Claims, whether known or unknown, which Employee may have against Company or the Released Parties as of the date of the Agreement, including claims of age discrimination under the Age Discrimination in Employment Act of 1967 (29 U.S.C. § 621, et seq.);

•	Is not waiving rights or claims under the Age Discrimination in Employment Act of 1967 which may arise after the execution of the Agreement; and

•	Has a full seven days following Employee’s signing of this Agreement to revoke the Agreement and is advised by this writing that the Agreement shall not become effective or enforceable as to any Age Discrimination in Employment Act claim until this revocation period has expired.
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PLEASE READ CAREFULLY. THIS GENERAL RELEASE AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

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David King

By:	/s/ David King
David King

SUBSCRIBED AND SWORN TO BEFORE ME on the 1st day of April 2022, to certify which witness my hand and seal office.

/s/ Jodi Cramer
Notary for the State of Texas

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WATER NOW, INC.

By:	/s/ Gary Westerlage
Gary Westerlage

SUBSCRIBED AND SWORN TO BEFORE ME on the 1st day of April 2022, to certify which witness my hand and seal office.

/s/ Brandy Musick
Notary Public for the State of Texas